SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2008

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-14116	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16355 Laguna Canyon Road, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Item 2.02, and the related Exhibit 99.1, is being furnished and  shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On October 28, 2008, the registrant issued a news release announcing its results for the quarter ended September 30, 2008. A copy of the release is attached as Exhibit 99.1. The registrant also announced that it will hold its regular quarterly conference call on October 29, 2008 at 1:30 p.m. eastern daylight time to discuss its quarterly results. Those wishing to participate by telephone may dial in at 973-582-2717 approximately 10 minutes prior to the scheduled time.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

Exhibit Number	Description

99.1	Consumer Portfolio Services, Inc. October 28, 2008 press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Consumer Portfolio Services, Inc.

Dated: October 29, 2008	By:	/s/ Robert E. Riedl
Robert E. Riedl
Senior Vice President and Chief Investment Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consumer Portfolio Services, Inc. October 28, 2008 press release.